                            COMMON STOCK
NUMBER ___                                          ___ SHARES
                 NORTH ARKANSAS BANCSHARES, INC.
                      NEWPORT, ARKANSAS

                                               CUSIP 657252 10 2
This certifies that


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
$0.01 PER SHARE, OF

                 North Arkansas Bancshares, Inc.
transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative upon the surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

     The Charter includes a provision which prohibits any person from directly or indirectly acquiring the beneficial ownership of more than 10% of any class of equity security of the Corporation, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Continuing Directors of the Corporation, as defined in Article XV of the Charter. This provision does not apply to the purchase of shares by underwriters in connection with a public offering, the granting of proxies to certain directors of the Corporation by stockholders of the Corporation or the acquisition of shares by an employee benefit plan of the Corporation or a subsidiary. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire five years from the date of completion of the conversion of Newport Federal Savings Bank, Newport, Arkansas (the "Bank") from mutual to stock form. The Charter also imposes certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after five years from the date of completion of the conversion of the Bank from mutual to stock form.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY
INSURED OR GUARANTEED.

Dated:

/s/ Pam Decker                             /s/ Brad Snider
____________________________               _____________________
Pam Decker                                  Brad Snider
Secretary                                   President

Countersigned:

     ILLINOIS STOCK TRANSFER COMPANY
     _______________________________
     Transfer Agent
By: ________________________________
    Authorized Signature

                      [CORPORATE SEAL]
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     The shares represented by this certificate are issued
subject to all the provisions of the Charter and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish without charge to each stockholder who so requests, the designations, relative rights, preferences and limitations, determined for each series (and the authority of the Board of Directors to determine variations for future series) of each class of stock or series thereof that the Corporation is authorized to issue. Such request may be made in writing to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common
TEN ENT -     as tenants by the entireties
JT TEN  -     as joint tenants with right of survivorship and
              not as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under
                          (Cust)              (Minor)
Uniform Transfers to Minors Act.......................
                                       (State)

     Additional abbreviations may also be used though not in the above list.

NOTE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

     FOR VALUE RECEIVED, _______________________________ HEREBY
SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________
/_______________________________/

________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
________________________________________________________________
________________________________________________________________
_________________________________________________________ Shares
of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated __________________            ________________________
                                    SIGNATURE


                                    ________________________
                                    SIGNATURE

In presence of : ___________________